Exhibit 10.58

EXECUTION VERSION

FOURTH AMENDMENT TO GUARANTEE AGREEMENT

THIS FOURTH AMENDMENT TO GUARANTEE AGREEMENT (this “Amendment”), dated as of December 17, 2021 (the “Effective Date”), is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (together with its successors and assigns, “Buyer”) and FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation, as guarantor (“Guarantor”).

W I T N E S S E T H:

WHEREAS, FS CREIT FINANCE GS-1 LLC, a Delaware limited liability company (“Seller”) and Buyer have entered into that certain Uncommitted Master Repurchase and Securities Contract Agreement, dated as of January 26, 2018, as amended by that certain First Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of June 6, 2018, as amended by that certain Second Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of February 20, 2019, as further amended by that certain Third Amendment to Uncommitted Master Repurchase and Securities Contract Agreement and First Amendment to Guarantee Agreement, dated as of December 19, 2019, as further amended by that certain Fourth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement and First Amendment to Fee Letter, dated as of February 18, 2020, as further amended by that certain Fifth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of December 11, 2020, as further amended by that certain Sixth Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of January 21, 2021, as further amended by that certain Seventh Amendment to Uncommitted Master Repurchase and Securities Contract Agreement, dated as of April 23, 2021 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”);

WHEREAS, in connection with the Master Repurchase Agreement, Guarantor executed that certain Guarantee Agreement, dated January 26, 2018, in favor of Buyer, as amended by that certain Third Amendment to Uncommitted Master Repurchase and Securities Contract Agreement and First Amendment to Guarantee Agreement, dated as of December 19, 2019, as further amended by that certain Second Amendment to Guarantee Agreement dated as of August 3, 2020 and effective as of March 31, 2020, as further amended by that certain Third Amendment to Guarantee Agreement dated as of September 22, 2020 (as may be further amended, restated, supplement or otherwise modified from time to time, the “Guarantee Agreement”); and

WHEREAS, Guarantor and Buyer wish to modify certain terms and provisions of the Guarantee Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Amendments to the Guarantee Agreement. The Guarantee Agreement is hereby amended as follows:

(a) Section 9(a)(i) of the Guarantee Agreement is hereby deleted in its entirety and replaced with the following:

“(i) permit its Liquidity to be less than five percent (5.00%) of the aggregate outstanding Purchase Prices of all Purchased Assets subject to Transactions as of such date of determination;”

(b) Section 9(a)(iv) of the Guarantee Agreement is hereby deleted in its entirety and replaced with the following:

“(iv) permit at any time the ratio of its Total Indebtedness to the Tangible Net Worth of Guarantor, calculated in accordance with GAAP, to be greater than 3.5 to 1.0;”

(c) The definition of “Liquidity” in Exhibit A of the Guarantee Agreement is hereby deleted in its entirety and replaced with the following:

“Liquidity”: With respect to Guarantor and any date, the amount of (i) unrestricted and unencumbered (other than pursuant to the Transaction Documents) Cash and Cash Equivalents held by Guarantor and its consolidated Subsidiaries (including, without limitation, Cash and Cash Equivalents held by Seller), (ii) the aggregate amount of all unfunded investor capital commitments of Guarantor, if any, that are available to be called on without condition (other than customary notice conditions or as otherwise set forth in the subscription or other relevant agreements of Guarantor) and are not pledged to any other Person or subject to any Lien (other than pursuant to a subscription financing line of credit), net of amounts outstanding under any subscription financing line of credit of Guarantor or any of its consolidated Subsidiaries and (iii) aggregate amount of all unfunded lender commitments to Guarantor, if any, that are available to be called on without condition (other than customary credit facility conditions).

(d) The definitions of “Consolidated EBITA” and “Indebtedness” in Exhibit A of the Guarantee Agreement are hereby amended by replacing the references to “Repurchase Documents” with “Transaction Documents.”

2. Effectiveness. This Amendment is effective as of the Effective Date subject to receipt by Buyer of the following:

(a) Amendment. This Amendment, duly executed and delivered by Guarantor and Buyer.

(b) Responsible Officer Certificate. A signed certificate from a Responsible Officer of Guarantor certifying: (i) that no amendments have been made to the organizational documents of Guarantor since January 26, 2018, unless otherwise stated therein; and (ii) the authority of Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(c) Good Standing. Certificates of existence and good standing and/or qualification to engage in business for Guarantor.

(d) Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

3. Guarantor Representations. Guarantor hereby represents and warrants that all representations and warranties contained in Section 8 of the Guaranty are true and correct in all material respects (except such representations which by their terms speak as of a specified date).

4. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement and the Guarantee Agreement, as applicable.

5. Continuing Effect of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Guarantee Agreement are ratified and confirmed and shall remain in full force and effect.

6. Binding Effect; No Partnership; Counterparts. The provisions of the Guarantee Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

7. Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York pursuant to Sections 5-1401 and 5-1402 of the New York General Obligations Law without giving effect to the conflict of law principles thereof.

9. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10. References to Guarantee Agreement. All references to the Guarantee Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guarantee Agreement as amended hereby, unless the context expressly requires otherwise.

11. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Guarantee Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Guarantee Agreement or any other Transaction Document by any of the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ James Muliawan
	Name:	James Muliawan
	Title:	Authorized Person

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

(Signature Page to Fourth Amendment to Guarantee Agreement)

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Edward T. Gallivan, Jr.
	Name:	Edward T. Gallivan, Jr.
	Title:	CFO

Signature to Fourth Amendment to Guarantee Agreement